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                                                                     Exhibit 4.2

LIPOSCIENCE, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 53630M 10 8

COMMON STOCK $.001 PAR VALUE

SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

LIPOSCIENCE, INC. transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, LIPOSCIENCE, INC. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:

/s/ Lucy G. Martindale
TREASURER

/s/ F. Ronald Stanton
PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
WACHOVIA BANK, N.A.
TRANSFER AGENT AND REGISTRAR

BY
  ----------------------------
AUTHORIZED SIGNATURE

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LIPOSCIENCE, INC.

The Corporation is authorized to issue more than one class of stock. A copy of the full text of the preferences, voting powers, qualifications and special or relative rights of the shares of each class of stock will be provided to the holder hereof upon written request and without charge.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM --  as tenants in common
               TEN ENT --  as tenants by the entireties
               JT TEN  --  as joint tenants with right of
                           survivorship and not as tenants
                           in common
     UNIF GIFT MIN ACT --  under Uniform Gifts to Minors Act


                      ....................... Custodian ........................
                      (Cust)                                             (Minor)


                      under Uniform Gifts to Minors Act ........................
                                                                         (State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________________________________________
hereby sell, assign and transfer unto___________________________________________
          PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated,

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Notice:
       ----------------------------------------------------------------------

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                        -----------------------------------------------------


THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.